Scout Investments

Scout Global Equity Fund

Supplement dated March 27, 2014 to the Summary Prospectus dated October 31, 2013

The purpose of this supplement is to update the Summary Prospectus regarding changes to the portfolio management team of the Scout Global Equity Fund (the “Fund”).  Effective March 31, 2014, James L. Moffett will replace Gary N. Anderson as a co-lead portfolio manager of the Fund.  Therefore, effective March 31, 2014, the following change is made to the Summary Prospectus:

The table in the “Investment Advisor and Portfolio Managers” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Experience Managing the Fund
James L. Moffett	Chief International Strategist of the Advisor and Co-Lead Portfolio Manager of the Fund	Since March 31, 2014
James A. Reed II	Co-Lead Portfolio Manager of the Fund	Since its inception

You should keep this Supplement for future reference.  Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments